Trustmark
Banking and Financial Solutions

KBW Boston Bank Conference

February 26, 2014


Memphis
Jackson
Mobile
Destin
Houston

Building a Premier Regional Financial Services Organization

Forward–Looking Statements

Certain statements contained in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption Item 1A. Risk Factors in this report could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other lowcost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of the European financial crisis on the U.S. economy and the markets we serve, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Corporation Profile


Trustmark

Photo courtesy of "Jackson, Photographs by Ken Murphy" © 2014

At December 31, 2013	
Total Assets	$11.8 billion
Total Loans (HFI & Acquired)	$6.6 billion
Total Deposits	$9.9 billion
Market Cap	$1.8 billion
Banking Centers	208
NASDAQ	TRMK


Memphis
Jackson
Mobile
Destin
Houston

Financial Results	2011	2012	2013
Net Income ($millions)	$106.8	$117.3	$117.1
EPS – Diluted	$1.66	$1.81	$1.75
Dividends per Share	$0.92	$0.92	$0.92
ROATCE	12.25%	12.55%	13.09%
ROAA	1.11%	1.20%	1.02%

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Key Investment Considerations

✓ **Consistent financial performance and dividends**

- 23.9% Total Shareholder Return in 2013

✓ **Meaningful growth opportunities**

- 7.2% annualized HFI loan growth in Q4-13
- Loan growth: Houston, Memphis, Mobile and Montgomery
- Effective cross-sell into Alabama markets

✓ **Effective credit risk management**

- Nonaccrual loans HFI declined 20.8% to $65.2 million
- Net recovery position in 2013

✓ **Attractive, low cost deposit base**

- 55% of deposits in checking accounts
- Total cost of deposits of 21 bps

✓ **Diverse revenue base**

- 78% of revenue from banking business across five states
- 22% of revenue from mortgage, wealth management and insurance services

✓ **Proven acquisition strategy**

- Successfully completed and integrated BancTrust; $2 billion in assets
- Completed 11 transactions since 2000

Source: company reports and SNL Financial

Consistent Financial Performance

Net Income Available to Common Shareholders

($ in millions)



$73.0
$100.6
$106.8
$117.3
$117.1
2009
2010
2011
2012
2013

Diluted EPS and Dividends



Diluted EPS
Dividends
$1.26
$0.92
$1.57
$0.92
$1.66
$0.92
$1.81
$0.92
$1.75
$0.92
2009
2010
2011
2012
2013

2013 operating results [1]:

Operating Income	$125.3 million
EPS	$1.87
ROATCE	13.97%
ROA	1.09%

[1]Excluding non-routine merger costs and litigation expense of $8.3 million (net of tax)

Return on Average Tangible Common Equity



10.80%
12.31%
12.25%
12.55%
13.09%
2009
2010
2011
2012
2013

Source: company reports

Trustmark
Banking and Financial Solutions

Superior Profitability – Driven by strong Net Interest Margin and Efficiency Ratio

ROAA 2013


1.05%
1.02%
0.95%
0.86%
0.79%
0.72%
0.61%
0.50%
0.17%
CFR
TRMK
RF
HBHC
STI
BXS
SNV
IBKC
FHN

Average ROAA 2009 - 2013


1.14%
1.08%
0.92%
0.77%
0.49%
0.31%
0.11%
0.00%
-0.62%
CFR
TRMK
IBKC
HBHC
BXS
STI
RF
FHN
SNV

Net Interest Margin (FTE) 2013


4.20%
4.01%
3.43%
3.41%
3.39%
3.27%
3.24%
3.20%
2.96%
HBHC
TRMK
BXS
IBKC
CFR
SNV
STI
RF
FHN

Average Net Interest Margin (FTE) 2009 - 2013


4.20%
4.12%
3.79%
3.63%
3.35%
3.31%
3.30%
3.11%
2.99%
TRMK
HBHC
CFR
BXS
IBKC
STI
SNV
FHN
RF

Efficiency Ratio 2013


60.44%
64.10%
64.32%
65.64%
66.09%
67.05%
74.28%
82.00%
93.95%
CFR
SNV
HBHC
TRMK
RF
STI
BXS
IBKC
FHN

Average Efficiency Ratio 2009 - 2013


59.60%
59.80%
60.94%
63.08%
63.74%
68.23%
68.86%
72.91%
82.60%
CFR
TRMK
RF
SNV
HBHC
STI
BXS
IBKC
FHN

Source: SNL Financial

Trustmark
Banking and Financial Solutions

Loans – Held for Investment (HFI)

($ in millions)



6,500
6,000
5,500
5,000
4,500
4,000
3,500
3,000
$6,320
$6,060
$5,857
$5,593
$5,799
2009
2010
2011
2012
2013
Construction, Land Development and Other Land Loans
Dealer Services
1-4 Family Residential
All Other Loans

- ✓ Loans increased $206 million in 2013, growth accelerated to 7.2% annualized in Q4
- ✓ Loans increased $160 million from 2009-2012 excluding intentional reduction of $887 million

Construction & Development	$ 361
Indirect Auto	373
1-4 Family	153
Intentional Reduction	$ 887

Source: company reports

HFI Loans at December 31, 2013 - $5,799

($ in millions)

By Type



Construction and, land development $597
10%
Consumer $165
3%
Other real estate secured $189
3%
Secured by 1-4 family residential properties $1,486
26%
Secured by nonfarm, nonresidential properties $1,415
24%
Commercial and industrial $1,158
20%
Other loans $789
14%

By Region



Tennessee (2) $507
9%
Texas $892
15%
Alabama $123
2%
Florida $316
5%
Mississippi (1) $3,961
68%

(1) Mississippi includes Central and Southern Mississippi Regions

(2) Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

Trustmark Banking and Financial Solutions

Loans – Acquired

($ in millions)



$81
$134
$804
2011
2012
2013

- Anticipate $200 million in runoff during 2014
- Expected yield on acquired loans in 2014 of approximately 6.00% to 6.25%, excluding recoveries

Source: company reports

Acquired Loans at December 31, 2013 - $804

By Type



Construction and land development $101
13%
Consumer $19
2%
Other real estate secured $37
5%
Secured by 1-4 family residential properties $174
22%
Secured by nonfarm, nonresidential properties $298
37%
Commercial and industrial loans $150
19%
Other loans $25
3%

By Region



Florida $83
10%
Mississippi $35
4%
Alabama $687
85%

Trustmark Banking and Financial Solutions

Effective Credit Risk Management

Nonaccrual Loans



$141,162
$142,923
$110,458
$82,363
$65,238
2009
2010
2011
2012
2013

Provision for Loan Losses/Average Loans



1.14%
0.79%
0.49%
0.11%
-0.13%
2009
2010
2011
2012
2013

Continued improvement in credit quality

In 2013:

- Classified loans decreased $33 million, or 13%
- Criticized loans decreased $71 million, or 22%
- ORE declined $16.0 million, or 20.4% excluding ORE attributably to BancTrust

Net Charge-offs/Average Loans



1.01%
0.95%
0.56%
0.30%
-0.02%
2009
2010
2011
2012
2013

Source: company reports
Note: All Trustmark ratios represented herein exclude acquired loans and covered other real estate.

Trustmark
Banking and Financial Solutions

Attractive, Low-Cost Deposit Base

Deposit Mix


$7,188
$7,045
$7,566
$7,897
$9,860
2009
2010
2011
2012
2013
Interest Bearning
Noninterest bearing

Cost of Deposits


1.13%
1.39%
0.68%
0.92%
0.48%
0.50%
0.31%
0.34%
0.21%
0.23% (1)
2009
2010
2011
2012
2013
TRMK
Peer Median

Regional Competitors Median includes the following companies: 1) BXS, 2) CFR, 3) FHN, 4) HBHC, 5) IBKC, 6) RF, 7) STI and 8) SNV

(1) Synovus Financial Corp data not available for YTD 2013
Source: company reports & SNL Financial

Total Deposits at December 31, 2013 - $9,860

($ in millions)

By Type


Time Deposits $2,275
23%
Non-Int Bearing DDA $2,664
27%
Savings $641
6%
16%
28%
MMDA $1,544
Interest checking $2,737

By Region


Tennessee - Memphis MSA(2) $712
7%
Texas $464
5%
Mississippi(1) $6,690
68%
Alabama $1,446
15%
Florida $571
6%

(1) Mississippi includes all Mississippi Regions, except DeSoto County
(2) Tennessee includes the Memphis MSA, which includes DeSoto County

Trustmark Banking and Financial Solutions

Capital Management



8.67%
9.74%
11.63%
12.61%
14.58%
9.11%
10.14%
12.87%
13.77%
15.77%
9.66%
10.43%
13.90%
14.81%
16.67%
10.28%
10.97%
14.63%
15.53%
17.22%
8.26%
9.06%
12.21%
12.97%
14.18%
2009
2010
2011
2012
2013

- ✓ Capital base reflects consistent profitability through the cycle
- ✓ Capital Utilization:
  - Support organic growth
  - Acquisitions to create additional growth opportunities
  - Cash dividends

Tangible common equity/tangible assets
Tier 1 leverage ratio
Tier 1 common risk-based capital ratio
Tier 1 risk-based capital ratio
Total risk-based capital ratio

Source: company reports

Diversified Revenue Base

$ in millions

December 31, 2013 YTD

Total Revenue $562



Commercial and Real Estate $58
10%
Wealth Management $34
6%
Insurance $31
6%
Mortgage $58
10%
Central MS $111
20%
MS Community Banks $111
20%
Alabama $56
10%
Florida $43
8%
Texas $41
7%
Tennessee $19
3%

Total Noninterest Income $174



Wealth Management $28
16%
Insurance $29
17%
Mortgage $32
18%
Service Charges $50
29%
General Banking $35
20%

Fee Income to Total Revenue 31%

Source: company reports

Trustmark
Banking and Financial Solutions

Lines of Business

Retail Banking

- ✓ New ATM fleet with deposit automation; same day credit for deposit made by 9 pm; deposit volume increased 800% over the last 18 months
- ✓ Perform Referral Program – 80 thousand referrals…27 thousand new accounts…$40 million in loans, $125 million in deposits
- ✓ Deposit market share – Top 3 market share in 66% of markets, Top 5 in 76% of markets
- ✓ Market Optimization…acquired 51 offices, consolidated 14, opened 3

Mortgage Banking

- ✓ Full service operation including production, secondary marketing, and servicing
- ✓ $1.45 billion in production
- ✓ $5.5 billion mortgage loans serviced for others

Corporate & Real Estate Banking

- ✓ Full suite of credit and depository services, including Treasury Management and Municipal Finance
- ✓ Focused on providing line of business expertise across all markets

Insurance Services

- ✓ Business insurance offerings include services and specialized products for medical professionals, construction, manufacturing, hospitality, real estate and group life and health plans
- ✓ Individual customers are also provided life and health insurance, and personal line policies

Wealth Management

- ✓ Provide full complement of wealth management, trust, investment and custodial services for corporate and individual customers
- ✓ Successfully transitioned from manufacturing to distribution of investment products
- ✓ Assets under management and administration of $11.087 billion and brokerage assets of $1.454 billion at December 31, 2013

Strategic Priorities to Enhance Shareholder Value

✓ Profitable revenue generation

- Create and expand customer relationships
- Loan growth – corporate, real estate and municipal finance opportunities
- Noninterest income – deposit services, wealth management, insurance
- Business Development and Cross-selling

✓ Process improvement and expense management

- Utilize technology to refine business processes, enhance efficiency and productivity
- Performance Measurement
- Market Optimization
- Business Process Improvement

✓ Credit Quality

- Resolution of problem assets

✓ Effective risk management

- Ensure regulatory compliance
- Create value-added proposition…manage businesses more effectively

✓ Mergers and acquisitions

- In-market consolidation
- Expand to additional attractive markets
- Patience and discipline

Supplemental Information

Mississippi


Jackson


Trustmark
EXPRESS 24-Hour ATM
Trustmark

- $6.7 billion in deposits[+]; 124 offices
- #1 Deposit Market share in State
- Key Focus - maintain dominate market share; enhance "share of wallet" through business development and referral programs
- Major Industries/Economic Drivers – automotive *(Nissan, Toyota, Yokohamo Tires)*, healthcare *(University Medical Center)*, aerospace *(Stennis Space Center)*, agriculture/timber, government, education, shipbuilding *(Ingalls Shipbuilding)*
- M&A within Market
  - SOUTHBank – Oxford branch purchase - 2013
  - FDIC Heritage Banking Group - Carthage - 2011
  - Chandler Sampson Insurance Agency - 2002
  - Bottrell Insurance Agency - 1999

Market (Top 10 Deposits)	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Jackson MSA	544,558	3.44%	$4,066	33.16%	46
Hattiesburg MSA	148,675	8.94%	$334	13.27%	9
Tupelo MSA	138,172	3.62%	$222	8.65%	5
Vicksburg MSA	48,741	-1.40%	$215	24.52%	6
Brookhaven MSA	35,164	1.68%	$198	34.95%	4
Meridian MSA	107,868	0.86%	$195	13.26%	5
Laurel MSA	85,169	0.67%	$176	13.00%	6
Corinth MSA	37,210	1.32%	$171	27.25%	4
McComb MSA	53,826	0.02%	$154	19.21%	4
Columbus MSA	60,642	0.95%	$146	15.78%	5

+ As of 12/31/2013 Source: TRMK Reports ++ As of 6/30/2013 *(updated MSA)* Source: SNL Financial and ESRI

Alabama

- $1.4 billion in deposits[+]; 38 offices
- Key Focus – corporate and real estate banking, mortgage banking, municipal finance, wealth management and retail banking
- Major Industries/Economic Drivers – automotive *(Mercedes, Honda, Hyundai – Kia)*, aerospace *(Airbus, ST Aerospace)*, steel *(ThyssenKrupp)*, military *(Maxwell Air Force Base)*, shipbuilding *(Austal USA, Maritime)*

M&A within Market

- BancTrust merger - 2013


Mobile


Trustmark

Market	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Market Share	TRMK Banking Centers
Mobile Market					
Mobile MSA	416,236	1.66%	$ 402	6.65%	7
Daphne-Fairhope MSA	190,116	10.37%	$ 74	2.17%	3
Central and South Alabama (Top 5 Deposits)					
Montgomery MSA	380,504	3.81%	$ 256	3.28%	7
Selma MSA	43,670	-1.91%	$ 128	26.83%	3
Brewton-Escambia County	38,389	-0.18%	$ 133	21.93%	3
Monroeville-Monroe County	23,296	-2.06%	$ 119	34.72%	2
Greenville - Butler County	21,100	-1.01%	$ 96	33.77%	3

+ As of 12/31/2013 Source: TRMK Reports ++ As of 6/30/2013 *(updated MSA)* Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Florida Panhandle

- $571 million in deposits+
- Key Focus – resolution of acquired problem loan portfolio; mortgage banking; residential construction, treasury management services and private banking
- Major Industries/Economic Drivers – Tourism, leisure and hospitality, military, aerospace and medical
- M&A within Market
  - BankTrust - 2013
  - Bay Bank - 2012
  - Fisher Brown Insurance - 2004
  - Emerald Coast branch purchase - 2003


Trustmark
Trustmark
Bank


Destin

Market	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Bay County	170,356	2.10%	$318	12.81%	9
Okaloosa County	182,864	1.08%	$94	2.81%	3
Walton County	55,888	4.03%	$156	16.41%	5
Total	**409,108**	**1.91%**	**$569**	**8.38%**	**17**

+ As of 12/31/2013 Source: TRMK Reports ++ As of 6/30/2013 *(updated MSA)* Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Houston MSA

- $464 million in deposits+
- Key Focus – corporate, residential and commercial real estate, healthcare, energy related businesses
- Major Industries/Economic Drivers - 25 Fortune 500 companies, headquartered in Houston; energy, construction, trade and manufacturing
- M&A Entry into Market
  - Republic Bancshares - 2006
  - Allied Houston branch purchase - 2004


Trustmark Bank


Houston
Houston

Market	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,153,249	8.84%	$395	0.23%	13

+ As of 12/31/2013 Source: TRMK Reports ++ As of 6/30/2013 *(updated MSA)* Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Memphis MSA

- $712 million in deposits+
- Key Focus – corporate and real estate banking; relocation of regional HQ to central business district
- Major Industries/Economic Drivers – transportation, distribution and healthcare; major firms headquartered here are:
  - Fed Ex
  - International Paper
  - AutoZone
  - St. Jude Research Hospital
  - LeBonheur Healthcare
- M&A within Market
  - Nashoba Bancshares - 2001
  - Peoples Bank - 2001
  - Somerville Bank & Trust - 2001


Trustmark


Memphis

Market	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,323,471	2.16%	$654	2.78%	22

+ As of 12/31/2013 Source: TRMK Reports ++ As of 6/30/2013 *(updated MSA)* Source: SNL Financial and ESRI

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com